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                                                                  EXHIBIT 10.6.2








                                               (NORTH CAROLINA)

                SECOND AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF
                            RENT & SECURITY AGREEMENT



         THIS SECOND AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF RENT & SECURITY AGREEMENT, dated as of June 29, 2001, is made by DAY INTERNATIONAL, INC., a Delaware corporation ("Grantor"), whose address is c/o Day International Group, Inc., 130 West Second Street, Dayton, OH 45402, JOSEPH M. RITTER, an individual ("Trustee"), whose address is c/o First American Title Insurance Company, 100 North Greene Street, Greensboro, North Carolina 27420, and BANK ONE, NA, a national banking association ("Bank One"), whose address is 40 North Main Street, Dayton, OH 45402, assignee of SOCIETE GENERALE, resigning Administrative Agent, and successor Administrative Agent (in such capacity, "Beneficiary") for several banks and other financial institutions (the "Lenders") from time to time parties to the Amended and Restated Senior Secured Credit Agreement dated as of October 19, 1999, (as the same may be amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement") among SG Cowen Securities Corporation, as Arranger, Beneficiary, the Lenders, and Day International Group, Inc. (the "Borrower"). References to this Deed of Trust shall mean this instrument and any and all renewals, modifications, amendments, supplements, extensions, consolidations, substitutions, spreaders and replacements of this instrument. References to this "Amendment" shall mean this instrument. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

                                    RECITALS

         A. Grantor has executed that certain Deed of Trust, Assignment of Rent and Security Agreement to Trustee dated as of January 16, 1998, recorded in the Buncombe County Recorder's Office in Deed Book 1899, Page 762 on January 20, 1998 (the "Deed of Trust), as subsequently amended.

         B. Grantor, Trustee and Beneficiary have agreed to further modify the Deed of Trust as provided herein in accordance with the terms of that Agency Assignment Agreement dated June 29, 2001 entered into by and among Day International Group, Inc., Societe Generale as resigning Administrative Agent and Bank One in its capacity as successor Administrative Agent.

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         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein, the parties, intending to be legally bound, hereby agree as follows:

         1. Amendment to Deed of Trust. The Deed of Trust is hereby amended to reflect the resignation of Societe Generale as Administrative Agent and its replacement in such capacity by Bank One, NA as successor Administrative Agent under the Credit Agreement, as amended, and pursuant to the terms of the Agency Assignment Agreement dated as of June 29, 2001 as follows:

            a. The introductory paragraph to the Deed of Trust is hereby amended by deleting "Societe Generale, whose address is 1221 Avenue of the Americas, New York, New York 10020", and substituting "BANK ONE, NA, whose address is [611 Woodward Avenue, Detroit, MI 48226]" in place thereof.

            b. All references in the Deed of Trust to Beneficiary are henceforth deemed to be references to Bank One, NA, as Beneficiary

         2. Ratification. Except as set forth herein, the Deed of Trust remains unmodified and in full force and effect.

         3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                [Space intended]


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         This Amendment has been duly executed by the undersigned on the date first above written.


                               DAY INTERNATIONAL, INC.


                               By:
                                  -----------------------------
                                  Name:
                                  Title:




ATTEST:

------------------------
Print Name:
Title:






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                                            JOSEPH M. RITTER, solely in his
                                            capacity as Trustee


                                            ----------------------------



ATTEST:

--------------------------
Print name:
Title:


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                                            BANK ONE, NA


                                            By:
                                                -----------------------
                                                Name:
                                                Title:


ATTEST:

------------------------
Print Name:
Title:




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STATE OF OHIO              )
                           : SS
COUNTY OF MONTGOMERY       )

         I, _____________________, a Notary Public of the County and State aforesaid, certify that ____________________________ personally came before me this day and acknowledged that he (or she) is _____________________of DAY INTERNATIONAL, INC., a Delaware Corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by _____________________, its ___________________, sealed with its corporate seal and attested by himself (or herself) as its ____________________.

 Witness my hand and official stamp or seal, this ____________ day of _______________, 2001.


                                           ____________________________________
                                           Notary Public for __________________
                                           My commission expires ______________




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STATE OF ___________________)
                            ):SS
COUNTY OF __________________)


         I, ______________________, a Notary Public of the County and State aforesaid, certify that JOSEPH M. RITTER personally came before me this day and acknowledged that he is a Trustee under the Deed of Trust, Assignment of Rent and Security Agreement, and that the foregoing instrument was signed by him in that capacity and in no other capacity.

Witness my hand and official stamp or seal, this ________day of ______________, 2001.


                                            ___________________________________
                                            Notary Public
                                            My commission expires______________

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STATE OF ________________)
                         ): SS
COUNTY OF _______________)


         THE FOREGOING INSTRUMENT was acknowledged before me this ____ day of _____________________, 2001 by _____________________, the _______________ of
BANK ONE, NA, a national banking association, as Agent, on behalf of said association.


____________________________________
Notary Public for _____________ County
My Commission expires ______________